UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21927

MSS Series Trust

(Exact name of registrant as specified in charter)

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(Address of principal executive offices)(Zip code)

Gregory B. Getts

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio  44147

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio  43215

Registrant's telephone number, including area code: (440) 922-0066

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PARVIN HEDGED EQUITY
SOLARI WORLD FUND
(Ticker: PHSWX)

ANNUAL REPORT

November 30, 2022

                                                                 Series Trust

PARVIN HEDGED EQUITY SOLARI WORLD FUND

SHAREHOLDER LETTER

NOVEMBER 30, 2022 (UNAUDITED)

Fund Shareholders:

Despite a difficult market throughout most of the year, the Parvin Hedged Equity Solari World Fund (the “Fund”) continued to grow. The Fund had relatively strong performance compared to the MSCI All Country World Index (“ACWI”) in the first half of the year which was offset by weaker relative performance during the second half. Nevertheless, the Fund performed better than its benchmark for the full year as ACWI lost 11.17% compared to a decline of 6.43% for the Fund.

New names added to the Fund portfolio, Cracker Barrel (CBRL) and Carriage Services (CSV), contributed to overall performance, but other sizable holdings such as 3M Co. (MMM), Adobe (ADBE), Medtronic (MDT) and Telenor (TELNY) weighed on returns for the year. The Sub-Advisor continues to believe that these companies represent sound businesses trading at attractive values and that they should contribute to Fund returns over time.

The Fund invests in U.S. and international developed markets along with a smaller allocation to emerging markets. There were two Russian stocks held in the emerging market allocation at the time hostilities erupted in Ukraine. By administrative decree, these Russian stocks have not been permitted to trade. The Sub-Advisor believes that these companies represent significant value, but any such value has been reduced for immediate purposes since U.S. trading continues to be halted. Ultimately, the Sub-Advisor determined to price both Russian stocks, Mobile TeleSystems PJSC (MBT) and QIWI, PLC (QIWI), at zero until further developments unfold.  Since trading in Russian stocks has been restricted for U.S. investors, there has been no market available for the Fund to realize value and these sanctions may last indefinitely.  This pricing judgment alone reduced Fund performance by approximately 2% for the year and contributed to second half underperformance.

The Fund combines an investment screen with an alternative, or hedged, portfolio strategy. To the Adviser’s knowledge, there are no directly comparable funds. The Adviser believes the Fund represents a unique opportunity for three reasons: 1) an investment screen driven primarily by a focus on governance and transparency that should lead to productive business activities; 2) a more cautious stock selection approach, guided by profitability and value, to identify equities of operating companies, not mutual fund or ETF index proxies, which should generally meet a growth and income objective; and 3) a hedged strategy that adds market index put options which should help preserve capital during precipitous market selloffs, complemented by occasional writing (selling) of covered calls and cash-backed puts on individual stocks to provide additional income.

Annual Report | 1

PARVIN HEDGED EQUITY SOLARI WORLD FUND

SHAREHOLDER LETTER

NOVEMBER 30, 2022 (UNAUDITED)

The Sub-Advisor and the Screen Manager, Solari Investment Screens, look for companies that operate in private markets with limited, if any, dependence on government support, that demonstrate good governance traits, and that operate with reasonable transparency. The use of screening for the Fund is to find productive businesses meriting support rather than penalizing companies with operations considered objectionable. Our screen manager, Catherine Austin Fitts, publishes The Solari Report, which provides insight into her perspective on companies that demonstrate positive governance attributes. Along with the Fund’s Prospectus, you can go to www.solari.com to find more information about her views.

J Steven Smith, CFA®

Managing Director

Parvin Fund Management, LLC

Performance is historical and does not guarantee future results. The investment return and principal vale of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Current performance may be higher or lower than performance quoted. Returns are shown after the deduction of expenses. The Fund’s investment objectives, risks, and expenses must be considered carefully before investing. Performance data current to the most recent month-end may be obtained by calling 1-800-564-3899.

The MSCI All Country World Index (ACWI Index) is a free-float weighted equity index which serves as the Fund’s benchmark. It was developed with a base value of 100 as of December 31, 1987. The benchmark includes both emerging and developed world markets. The Fund included market index put options, which is not part of the ACWI Index. Investors cannot invest directly in an index.

Annual Report | 2

PARVIN HEDGED EQUITY SOLARI WORLD FUND

FUND PERFORMANCE

NOVEMBER 30, 2022 (UNAUDITED)

TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2022

FUND/INDEX	SIX MONTHS	ONE YEAR	ANNUALIZED SINCE INCEPTION*	VALUE
Parvin Hedged Equity Solari World Fund	-8.75%	-6.43%	-3.96%	$ 9,255
MSCI All Country World Index	-2.27%	-11.17%	0.85%	$ 10,164

Cumulative Performance Comparison of $10,000 Investment Since Inception

Parvin Hedged Equity Solari World Fund
MSCI All Country World Index
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22
Aug-22
Sep-22
Oct-22
Nov-22

* Inception December 31, 2020

Annual Report | 3

PARVIN HEDGED EQUITY SOLARI WORLD FUND

FUND PERFORMANCE NOTES

NOVEMBER 30, 2022 (UNAUDITED)

This chart assumes an initial investment of $10,000 made on the closing of December 31, 2020 (commencement of investment operations). Total return is based on the net change in Net Asset Value (“NAV”) and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call 1-866-458-4744 for the most current performance data.

The MSCI All Country World Index (ACWI Index) is a free-float weighted equity index which serves as the Fund’s benchmark. It was developed with a base value of 100 as of December 31, 1987. The benchmark includes both emerging and developed world markets. The Fund follows an investment screen and includes market index put options, neither of which is part of the ACWI Index. Investors cannot invest directly in an index.

The Fund's total annual operating expenses before fee waivers, as disclosed in the March 30, 2022 prospectus, are 13.53% prior to any waivers or reimbursement. After reflecting the expense limitation agreement to waive certain fees, the Fund's total annual operating expenses are 2.31%. The Fund’s Advisor may waive additional fee expenses at its discretion.

Annual Report | 4

PARVIN HEDGED EQUITY SOLARI WORLD FUND

PORTFOLIO ILLUSTRATION

NOVEMBER 30, 2022 (UNAUDITED)

The following chart gives a breakdown of the Fund’s portfolio of investments as of November 30, 2022.

Basic Materials
7.92%
Communication Services
5.44%
Consumer Cyclical
17.96%
Consumer Defensive
9.29%
Energy
5.94%
Financial Services
6.21%
Healthcare
7.21%
Industrials
11.87%
Money Market Funds
9.16%
Put Options
3.17%
Technology
15.83%

Sectors are based on Morningstar® classifications.

Annual Report | 5

PARVIN HEDGED EQUITY SOLARI WORLD FUND

GEOGRAPHICAL BREAKDOWN

NOVEMBER 30, 2022 (UNAUDITED)

The following chart gives a breakdown of the Fund’s portfolio by country of issuer as of November 30, 2022.

Argentina 2.02%
Brazil 4.03%
Canada 3.05%
Colombia 2.18%
Ireland 3.43%
Norway 10.85%
Republic of Korea 1.86%
Russian Federation 0.00%
Switzerland 16.78%
Taiwan 3.73%
United Kingdom 3.27%
United States of America 48.80%

Annual Report | 6

PARVIN HEDGED EQUITY SOLARI WORLD FUND

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2022

Shares		Fair Value

COMMON STOCKS - 86.83%

Agricultural Chemicals - 3.02%
1,750	Nutrien Ltd. (Canada)	$ 140,700

Agricultural Services - 3.75%
5,000	Calavo Growers, Inc.	174,800

Arrangement of Transportation of Freight & Cargo - 3.44%
1,600	C.H. Robinson Worldwide, Inc.	160,352

Beverages - 1.96%
30,000	Ambev SA ADR	91,500

Crude Petroleum & Natural Gas - 2.16%
7,000	GeoPark Ltd. (Colombia)	100,730

Electromedical & Electrotherapeutic Apparatus - 3.39%
2,000	Medtronic PLC (Ireland)	158,080

Industrial Energy Products - 0.14%
312	Accelleron Industries AG ADR *	6,396

Industrial Inorganic Chemicals - 4.83%
725	Air Products & Chemicals, Inc.	224,866

Insurance Agents, Brokers & Services - 6.15%
16,000	BB Seguridade Participacoes SA ADR	94,640
4,000	Zurich Insurance Group AG ADR	191,960
		286,600
Manufacture of Other Food Products - 3.49%
23,000	Orkla ASA ADR	162,610

Miscellaneous Manufacturing Industries - 3.98%
15,000	Amcor PLC (Switzerland)	185,250

Petroleum Refining - 3.72%
4,500	Equinor ASA ADR	173,160

Radiotelephone Communications - 1.84%
10,000	Mobile TeleSystems PJSC ADR † *	-
4,000	SK Telecom Co. Ltd. ADR	85,800
		85,800
Retail-Eating Places - 4.44%
1,800	Cracker Barrel Old Country Store, Inc.	206,640

The accompanying notes are an integral part of these financial statements.

Annual Report | 7

PARVIN HEDGED EQUITY SOLARI WORLD FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2022

Shares		Fair Value

Search, Detection, Navigation, Guidance, Aeronautical Systems & Instruments - 3.99%
2,000	Garmin Ltd. (Switzerland)	$ 185,980

Semiconductors & Related Devices - 7.25%
4,000	ChipMOS Technologies, Inc. ADR	89,200
5,500	Intel Corp.	165,385
4,000	Taiwan Semiconductor Manufacturing Co. (Taiwan)	82,980
		337,565
Services-Business Services - 6.14%
4,250	eBay, Inc.	193,120
100	MercadoLibre, Inc. (Argentina) *	93,099
10,000	Qiwi PLC ADR † *	-
		286,219
Services-Personal Services - 3.24%
6,000	Carriage Services, Inc.	$ 150,900

Services-Prepackaged Software - 4.44%
600	Adobe, Inc. *	206,958

Surgical & Medical Instruments & Apparatus - 7.53%
1,400	3M Co.	176,358
700	Becton, Dickinson & Co.	174,538
		350,896
Switchgear & Switchboard Apparatus - 4.39%
6,500	ABB Ltd. ADR	204,685

Telephone Communications - 3.54%
17,000	Telenor ASA ADR	165,070

TOTAL FOR COMMON STOCKS (Cost $4,468,969) - 86.83%		4,045,757

MONEY MARKET FUNDS - 9.07%
100,864	Fidelity Investments Money Market Government Portfolio Class I, 3.56% **	100,864
321,815	First American Government Obligations Fund Class X, 3.67% **	321,815
TOTAL FOR MONEY MARKET FUNDS (Cost $422,679) - 9.07%		422,679

INVESTMENTS IN PURCHASED OPTIONS, AT VALUE (Premiums Paid $155,950) - 3.14%		146,400

TOTAL INVESTMENTS (Cost $5,047,598) - 99.04%		4,614,836

OTHER ASSETS LESS LIABILITIES, NET - 0.96%		44,565

NET ASSETS - 100.00%		$4,659,401

The accompanying notes are an integral part of these financial statements.

Annual Report | 8

PARVIN HEDGED EQUITY SOLARI WORLD FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2022

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at November 30, 2022.

† - Level 3 security

ADR - American Depositary Receipt

PLC - Public Limited Company

PJSC - Public Joint Stock Company

AG -  Aktiengesellschaft - German term for Public Limited Company.

ASA - Allmennaksjeselskap - Norwegian term for Public Limited Company.

SA  - Société Anonyme - French term for Public Limited Company.

The accompanying notes are an integral part of these financial statements.

Annual Report | 9

PARVIN HEDGED EQUITY SOLARI WORLD FUND

SCHEDULE OF PURCHASED OPTIONS

NOVEMBER 30, 2022

* Non-income producing securities during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price at November 30, 2022.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

˄ Level 2 security

The accompanying notes are an integral part of these financial statements.

Annual Report | 10

PARVIN HEDGED EQUITY SOLARI WORLD FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2022

Assets:
Investments in Securities, at Fair Value (Cost $4,891,648)	$4,468,436
Investments in Purchased Options, at Fair Value (Premiums Paid $155,950)	146,400
Cash at broker	50,623
Receivables:
Dividends & Interest	10,889
Due From Advisor	2,134
Prepaid Expenses	7,581
Total Assets	4,686,063
Liabilities:
Transfer Agent and Accounting Fees	1,360
Due to Administrator & Chief Compliance Officer	1,000
Distribution (12b-1) Fees	5,674
Trustee Fees	434
Other Accrued Expenses	18,194
Total Liabilities	26,662
Net Assets	$4,659,401

Net Assets Consist of:
Paid-In Capital	$5,099,884
Accumulated Deficit	(440,483)
Net Assets, for 513,700 Shares Outstanding	$4,659,401

Net Asset Value, Offering Price and Redemption Price Per Share	$ 9.07

The accompanying notes are an integral part of these financial statements.

Annual Report | 11

PARVIN HEDGED EQUITY SOLARI WORLD FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2022

Investment Income:
Dividends, net of foreign tax withholdings of $560	$ 83,693
Interest	8,708
Total Investment Income	92,401

Expenses:
Advisory Fees	45,682
Legal Fees	21,551
Audit Fees	15,735
Transfer Agent & Accounting Fees	15,380
Registration Fee	10,286
Distribution (12b-1) Fees	9,136
Custody Fees	7,526
Administrative Fees	6,000
Chief Compliance Officer Fees	6,000
Trustee Fees	2,435
Nasdaq Fees	869
Miscellaneous Fees	696
Printing and Mailing Fees	580
Insurance Fees	471
Interest Expense	370
Total Expenses	142,717
Fees Waived and/or Expenses Reimbursed Contractually by the Advisor	(60,208)
Expenses Voluntarily Reimbursed by the Advisor	(82,102)
Net Expenses	407

Net Investment Income	91,994

Realized and Unrealized Loss on Investments and Derivative Transactions
Net Realized Gain on Written Options	10,983
Net Realized Loss on Investments and Derivative Transactions	(98,447)
Net Change in Unrealized Depreciation on Investments and Derivative Transactions	(397,016)
Realized and Unrealized Loss on Investments and Derivative Transactions	(484,480)

Net Decrease in Net Assets Resulting from Operations	$ (392,486)

The accompanying notes are an integral part of these financial statements.

Annual Report | 12

PARVIN HEDGED EQUITY SOLARI WORLD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended*
	11/30/2022	11/30/2021
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 91,994	$ 14,170
Net Realized Gain (Loss) on Investments and Derivative Transactions	(98,447)	302
Net Change in Unrealized Depreciation on Investments and Derivative Transactions	(397,016)	(35,746)
Net Decrease in Net Assets Resulting from Operations	(403,469)	(21,274)

Distributions to Shareholders:
Distributions Paid to Shareholders	(26,722)	-

Capital Share Transactions:	3,786,535	1,313,348

Total Increase in Net Assets from Shareholder Activity	3,356,344	1,292,074

Net Assets:
Beginning of Year/Period	1,292,074	-

End of Year/Period	$4,648,418	$ 1,292,074

* For the period December 31, 2020 (commencement of investment operations) through November 30, 2021.

The accompanying notes are an integral part of these financial statements.

Annual Report | 13

PARVIN HEDGED EQUITY SOLARI WORLD FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year/period.

	Year Ended		Period Ended	(c)
	11/30/2022		11/30/2021

Net Asset Value, at Beginning of Year/Period	$ 9.89		$ 10.00

Income (Loss) From Investment Operations:
Net Investment Income *	0.24		0.20
Net Loss on Securities (Realized and Unrealized)	(0.86)		(0.31)
Total from Investment Operations	(0.62)		(0.11)

Distributions:
Net Investment Income	(0.13)		-
Realized Gains	(0.07)		-
Total from Distributions:	(0.20)		-

Net Asset Value, at End of Year/Period	$ 9.07		$ 9.89

Total Return **	(6.43)%		(1.10)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Year/Period (Thousands)	$ 4,659		$ 1,292
Before Waiver
Ratio of Expenses to Average Net Assets	3.90%		13.51%	(a)
Ratio of Net Investment Loss to Average Net Assets	(1.37)%		(11.34)%	(a)
After Waivers
Ratio of Expenses to Average Net Assets	0.01%	(d)	0.01%	(a) (d)
Ratio of Net Investment Income to Average Net Assets	2.51%		2.16%	(a)
Portfolio Turnover	11.09%		47.81%	(b)

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns would have been lower had the Advisor not reimbursed expenses/waived fees during the period.

(a) Annualized.

(b) Not Annualized.

(c) For the period December 31, 2020 (commencement of investment operations) through November 30, 2021.

(d) The Advisor voluntarily waived 2.24% in expenses for the year ended November 30, 2022, and 2.25% in expenses for the period ended November 30, 2021, that is outside of the Expense Limitation Agreement.

The accompanying notes are an integral part of these financial statements.

Annual Report | 14

PARVIN HEDGED EQUITY SOLARI WORLD FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2022

NOTE 1. ORGANIZATION

The Parvin Hedged Equity Solari World Fund (the "Fund") is a diversified series of the MSS Series Trust (the "Trust") and commenced operations on December 31, 2020. The Trust is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), established under the laws of Ohio by an Agreement and Declaration of Trust dated June 20, 2006 (the "Trust Agreement").  The Trust Agreement permits the Board of Trustees (the "Board" or "Trustees") to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. There are currently six separate series offered by the Trust.

The Fund’s investment objective is to seek capital preservation, current income, and growth.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. ("GAAP"). The Fund is an investment company and accordingly follows the investment company accounting and reporting requirements of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 "Financial Services – Investment Companies including FASB Accounting Standards Update ("ASU") 2013-08."

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses. The total net assets are divided by the total number of shares outstanding to determine the NAV of each share.

SECURITY TRANSACTIONS: Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recognized on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of securities received. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the appropriate country's rules and tax rates.

OPTIONS: The Fund may invest in put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability

Annual Report | 15

PARVIN HEDGED EQUITY SOLARI WORLD FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2022

and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining if the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments. See Note 6 for additional disclosures related to derivative instruments.

FEDERAL INCOME TAX: The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken on the returns filed for the open tax year (2021) or expected to be taken on the Fund’s 2022 tax return. The Fund identifies it’s major tax jurisdiction as U.S. federal, and the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended November 30, 2022, the Fund did not incur any interest or penalties.

EXPENSES:  Expenses incurred by the Trust that do not relate to a specific fund of the Trust will be allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Trustees).

CASH AND CASH EQUIVALENTS: The Fund maintains its cash in an account at a custodian bank which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on its cash deposits.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, on at least an annual basis. Distributions will be recorded on the ex-dividend date.  Distributions to shareholders are determined in accordance with income tax regulations. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the related amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. SECURITY VALUATIONS

Processes and Structure

The Board has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated to the Advisor to apply those methods in making fair value determinations, subject to Board oversight. In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods that are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (included a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of the investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in inactive markets, interest rates, implied volatilities, credit spreads, yield curves, and market-collaborated inputs.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability at the measurement date, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Derivative instruments (options). Derivative transactions that are actively traded, and valuation adjustments that are not applied, are categorized in Level 1 of the fair value hierarchy. Derivative transactions traded on inactive markets or valued by reference to similar instruments are categorized in Level 2 of the fair value hierarchy. Options are valued at the last sales prices on the valuation date. If the last sales price is not available then the options are valued at the closing bid price. These securities will be categorized in Level 2 of the fair value hierarchy if valued at other than closing price.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. These securities will be categorized as Level 1 of the fair value hierarchy. Money market funds are valued at their net asset value of $1 per share and are categorized as Level 1.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2022:

Investments in Securities
(Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$ 4,045,757	$ -	$ -	$ 4,045,757
Money Market Fund	422,679	-	-	422,679
Purchased Options	-	146,400	-	146,400
Total	$ 4,468,436	$ 146,400	$ -	$ 4,614,836

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

At November 30, 2022, as disclosed in the Fund’s Schedule of Investments, the Fund held two common stock securities which were classified as Level 3. The securities were valued using significant unobservable inputs by the Investment Manager’s Pricing Committee as a result of financial market disruptions associated with sanctions announced in response to Russia’s invasion of Ukraine and countermeasures adopted by the Russian government.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of November 30, 2021	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Out of Level 3	Transfers Into Level 3	Balance as of November 30, 2022
Common Stocks	$ -	$ -	$ (150,530)	$ 92,535	$ -	$ -	$ 57,995	$ -

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of November 30, 2022	Valuation Technique	Unobservable Input	Impact to Valuation From an Increase to Input
Common Stocks	$ -	Market comparable companies	Discount for lack of marketability	$ -

Table presents information for two securities, which due to the Russian foreign exchange restrictions are not actively traded.

There were no transfers into or out of Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 4. RELATED PARTY TRANSACTIONS

INVESTMENT ADVISOR: The Advisor serves as investment advisor to the Fund pursuant to a management agreement with the Trust (the "Agreement").  Subject to the authority of the Board, the Advisor is responsible for management of the Fund's investment portfolio. The Advisor is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions and as compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.25% of the average daily net assets of the Fund during the term of the Agreement. For the year ended November 30, 2022, the Advisor earned advisory fees of $45,682. During the same period, the Advisor waived advisory fees of $45,682 and reimbursed the Fund $14,526 in expenses. Additionally, the Advisor voluntarily reimbursed the Fund $82,102 in additional expenses. As of November 30, 2022, the Advisor owed the Fund $2,134.

The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until December 31, 2023, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 2.25% of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (three years from the date that the fees have been waived or reimbursed) if such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment. This agreement may be terminated only by the Board, on 60 days' written notice to the Advisor. As of November 30, 2022, advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor, as of the date such fees were waived are as follows:

Recoverable Through	Amount Recoverable
November 30, 2024	$ 73,698
November 30, 2025	$ 60,208

SUB-ADVISORY AGREEMENT: The Advisor entered into a Sub Advisory Agreement with Parvin Asset Management, LLC (“Sub-Adviser”) on September 24, 2021, on behalf of the Fund. Under the sub-advisory agreement between the Adviser and Sub-Adviser, the Sub-Adviser earned an annual sub-advisory fee equal to 80% of the Adviser’s fee. The sub-advisory fee is paid to the Sub-Adviser by the Adviser, not the Fund, and therefore does not increase the advisory fees paid by the Fund. For the year ended November 30, 2022, there were no sub-advisory fees earned by the Sub-Adviser.

TRANSFER AGENT: An interested Trustee, Gregory B. Getts, is the owner/president of Mutual Shareholder Services, LLC ("MSS"), the Fund’s transfer agent and fund accountant.  MSS receives an annual fee from the Fund of $11.50 per shareholder with a minimum of $775 charge per month for the transfer agency services. For its services as fund accountant, MSS receives an annual fee from the Fund based on the average net assets of the Fund. The Fund accounting fees range from $22,200 to $70,450 depending on the average net assets of the Fund. The Fund will receive a discount of between 10% - 50% on fund accounting fees until assets reach $10 million. For the year ended November 30, 2022, MSS earned $15,380 from the Fund for transfer agent and accounting services. As of November 30, 2022, the Fund owed MSS $1,360 for transfer agent and accounting services.

ADMINISTRATOR AND CCO: The Trust, on behalf of the Fund, also entered into Administration and Compliance Agreements with Empirical Administration, LLC ("Empirical") which provides administration and compliance services to the Fund.  Brandon M. Pokersnik is the owner/president of Empirical, and an employee of MSS. Mr. Pokersnik serves as the Chief Compliance Officer of the Trust. For the services Empirical provides under the Administration and Compliance Agreements, Empirical receives a monthly fee of $1,000 from the Fund.  For the year ended November 30, 2022, Empirical earned $12,000 for these services. As of November 30, 2022, the Fund owed Empirical $1,000.

UNDERWRITER FEES: Arbor Court Capital, LLC (the "Underwriter") acts as the Fund's principal underwriter in a continuous offering of the Fund's shares. The Underwriter is an affiliate of MSS. Mr. Getts is the president and owner of the Underwriter. For the year ended November 30, 2022, the Underwriter earned $3,600 for its services which were paid by the Fund.

DISTRIBUTION FEES: The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan permits the Fund to pay the Advisor and/or the Underwriter for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by the Fund is 0.25% of its average daily net assets. The Plan is a compensation style plan which means the Fund accrues expenses and pays the Advisor and/or the Underwriter based upon the percentage described above rather than on actual expenses incurred by the Advisor and/or the Underwriter which were paid by the Fund.

Subject to the oversight of the Trustees, the Trust may, directly or indirectly, engage in any activities related to the distribution of the Shares of the Fund, which activities may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Fund Shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Fund Shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that hold Fund Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Fund Shares or who render shareholder support services, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating this Plan.  The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Fund Shares, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

The Plan has been approved by the Board, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund.  For the year ended November 30, 2022, the Fund incurred distribution fees under the Plan of $9,136.

NOTE 5. SHARES OF BENEFICIAL INTEREST TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value. Paid in capital as of November 30, 2022 was $5,099,884.

Transactions in shares of beneficial interest were as follows:

	For the year ended November 30, 2022		For the period December 31, 2020 (commencement of investment operations) through November 30, 2021
	Shares	Capital	Shares	Capital
Shares sold	439,832	$ 4,299,288	135,185	$ 1,359,193
Shares reinvested	2,578	25,974	-	-
Shares redeemed	(59,357)	(538,727)	(4,539)	(45,845)
Net Increase (Decrease)	383,054	$ 3,786,535	130,646	$ 1,313,348

NOTE 6. DERIVATIVE TRANSACTIONS

The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statements of Assets and Liabilities as of November 30, 2022, was as follows:

Assets	Equity Contracts
Purchased Options	$ 146,400
Total	$ 146,400

The Fund considers the average quarter-end notional amounts during the year ended November 30, 2022, categorized by primary underlying risk, to be representative of its derivative activities at November 30, 2022.

Average notional value of:

Purchased Options

$ 3,728,750

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities, which require that the Fund disclose: a) how and why an entity uses derivative instruments and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Advisor consistently assesses the value of existing positions in the Fund. Generally, the Advisor exercises patience when fundamentals are stable but prices volatile. The Advisor may at times write covered call options on a small portion of existing common stock positions in the Fund to generate premium. The Fund may trade financial instruments where they are considered to be a seller of credit derivatives in accordance with authoritative guidance under GAAP on derivatives and hedging. The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

For the fiscal year ended November 30, 2022, financial derivative instruments had the following effect on the Statement of Operations:

Net realized Gain (Loss) on:	Equity Contracts	Total
Purchased Options	$ (47,115)	$ (47,115)
Written Options	$ 10,983	$ 10,983

Net change in unrealized depreciation on:	Equity Contracts	Total
Purchased Options	$ (19,073)	$ (19,073)

NOTE 7. INVESTMENT TRANSACTIONS

For the year ended November 30, 2022, purchases and sales of investment securities other than U.S. Government Obligations, short-term investments, options, and securities sold short aggregated $3,666,704 and $317,483, respectively.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown. However, the Fund considers the risk of loss from such potential claims to be remote.

NOTE 9. TAX MATTERS

As of November 30, 2022, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$ 5,048,230

Gross tax appreciation of investments	$ 255,547
Gross tax depreciation of investments	(688,941)
Net tax appreciation of investments	$ (433,394)

* The difference between the book cost and tax cost of investments represents the tax deferral of losses on wash sales.

The Fund's distributable earnings/(deficit) on a tax basis is determined only at the end of each fiscal year.  As of November 30, 2022, the Fund's most recent fiscal year end, the components of distributable earnings/(deficit) on a tax basis were as follows:

Capital Loss Carryforward – Non-expiring	$ (32,281)
Post October Loss - Deferral	(63,590)
Undistributed Ordinary Income	88,782
Net Unrealized Depreciation of Investments	(433,394)
Total Distributable Deficit	$ (440,483)

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of November 30, 2022, the Fund elected to defer $63,590 of post October capital losses.

As of November 30, 2022, the Fund has a capital loss carryforward available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Long-term non-expiring Short-term non-expiring	$30,615 $ 1,666

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

There were no distributions paid during the period December 31, 2020 (commencement of investment operations) through November 30, 2021.

For the year ended November 30, 2022, there was an ordinary income distribution of $23,647 and a long-term capital gain distribution of $3,075.

NOTE 10.  MARKET RISK

Following Russia’s invasion of Ukraine in February 2022, a number of jurisdictions, including the United States, the European Union, and the United Kingdom, adopted a wide range of economic sanctions, trade restrictions and other restrictive measures. Disruptions in financial markets associated with these measures, and the countermeasures adopted by the Russian government in response, impacted the ability of participants to trade Russian securities and receive related dividend and interest payments. These disruptions created valuation and liquidity issues for Russian securities, including those held by the Fund, as disclosed in the Fund’s Schedule of Investments. The Fund’s Russian equity securities were valued using fair value pricing following the initial suspension of trading by the Moscow Stock Exchange in February and were valued at zero at fiscal year-end due to a lack of marketability for non-Russian investors.

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and their investments and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

The novel coronavirus (COVID-19) global pandemic and the responses take by many governments resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

NOTE 11.  SUBSEQUENT EVENTS

On December 22, 2022, the Fund declared the following distributions to shareholders of record as of December 22, 2022:

Total Distribution

Per Share Amount

Ordinary Income

    $      100,590

         $0.19

Management has evaluated subsequent events through the issuance of these financial statements and has noted no further events requiring disclosure.

Annual Report | 16

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Parvin Hedged Equity

Solari World Fund, a series of MSS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Parvin Hedged Equity Solari World Fund (the “Fund”), a series of MSS Series Trust, including the schedule of investments and schedule purchased options, as of  November 30, 2022,  the related statement of operations for the year then ended and the statements of changes for the year then ended and for the period December 31, 2020 (commencement of investment operations) through November 30, 2021, and the related notes to the financial statements (collectively referred to as the “financial statements”), and the financial highlights for the year then ended and the period December 31, 2020 (commencement of investment operations) through November 30, 2021.  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations, changes in net assets, and the financial highlights for the year then ended and the statement of changes in net assets and financial highlights for the period December 31, 2020 (commencement of investment operations) through November 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities and cash owned as of November 30, 2022, by correspondence with the custodian and broker.  Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the

Funds in the MSS Series Trust since 2007

Abington, Pennsylvania

January 26, 2023

Annual Report | 17

PARVIN HEDGED EQUITY SOLARI WORLD FUND

EXPENSE ILLUSTRATION

NOVEMBER 30, 2022 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur ongoing costs which typically consist of management fees; distribution and service (12b-1) fees; transaction fees such as redemption fees, sales loads and ongoing costs; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2022 through November 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 1, 2022	November 30, 2022	June 1, 2022 to November 30, 2022

Actual **	$1,000.00	$912.47	$ 0.05
Actual	$1,000.00	$912.47	$10.79
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.79	$11.36

* Expenses are equal to the Fund's annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Expenses after voluntary waiver outside of the Expense Limitation Agreement of 0.01% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report | 18

PARVIN HEDGED EQUITY SOLARI WORLD FUND

TRUSTEES & OFFICERS

NOVEMBER 30, 2022 (UNAUDITED)

 The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name Address and Year of Birth	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Paul K. Rode, Esq. 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1980	Trustee	Indefinite/ October 2016- present	Attorney, Keith D. Weiner & Assoc. Co. L.P.A. since September 2005	6	None
Michael Young 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1950	Trustee	Indefinite/ October 2016 - present	November 2013-Present: Consultant/Practitioner for Purdue, Rutgers and Northeastern Universities; June 2002-November 2013: Senior Federal Security Director for U.S. Department of Homeland Security	6	None

1The “Fund Complex” consists of the MSS Series Trust.

Annual Report | 19

PARVIN HEDGED EQUITY SOLARI WORLD FUND

TRUSTEES & OFFICERS (CONTINUED)

NOVEMBER 30, 2022 (UNAUDITED)

 The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act and each officer of the Trust.

Name Address and Year of Birth	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Dr. Gregory B. Getts [1] 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1957	Trustee	Indefinite/ October 2016 - present	Owner/President, Mutual Shareholder Services, LLC, since 1999; Owner/President Arbor Court Capital, LLC, since January 2012.	6	None
Brandon M. Pokersnik 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1978	Treasurer, Secretary and Chief Compliance Officer	Indefinite/ October 2016 - present	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.	NA	NA

1 Gregory B. Getts is considered an “Interested” Trustee as defined in the 1940 Act because he is an officer of the Trust and President/owner of the Fund’s transfer agent, fund accountant, and distributor.
2The “Fund Complex” consists of the MSS Series Trust.
Each non-interested Trustee receives $300 per quarterly meeting attended.

The Statement of Additional Information includes addition information about the Trustees and is available without charge upon request, by calling toll free at 1-800-564-3899.

Annual Report | 20

PARVIN HEDGED EQUITY SOLARI WORLD FUND

ADDITIONAL INFORMATION

NOVEMBER 30, 2022 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-866-458-4744 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://sec.gov. You may also obtain copies by calling the Fund at 1-866-458-4744.

For More Information

Several additional sources of information are available to you.  The Fund’s Prospectus and Statement of Additional Information ("SAI"), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates.  Annual reports will, and the semi-annual reports may, contain management's discussion of market conditions and investment strategies that significantly affected the performance results of the Fund as of the latest semi-annual or annual fiscal year end.

Call the Fund at 1-866-458-4744 to request free copies of the Prospectus and SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information about the Fund at the internet site www.parvinfunds.com.

You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Liquidity Risk Management Program

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

Annual Report | 21

PARVIN HEDGED EQUITY SOLARI WORLD FUND

ADDITIONAL INFORMATION (CONTINUED)

NOVEMBER 30, 2022 (UNAUDITED)

During the fiscal year ended November 30, 2022, the Trust’s Liquidity Program Administrator (the “Administrator”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Administrator concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Parvin Hedged Equity Solari World Fund - Advisory Agreement Renewal

At its meeting held on September 21, 2022, Legal Counsel turned the Trustees attention to the materials for Parvin Fund Management, LLC (“Parvin Fund Management”), the adviser for the Parvin Hedged Equity Solari World Fund.

Nature, Extent and Quality of Service. The Trustees reviewed the qualifications of the key personnel at Parvin Fund Management.  It was noted that Steve Smith and others work for both Parvin Asset Management and its affiliated subadviser to the Fund. The Trustees further noted that the subadviser’s investment team is associated with Parvin Fund Management and provides services to all Parvin affiliates. The Board considered that Parvin Fund Management oversees its affiliated subadviser with respect to the services provided by the subadviser to the Fund. After further discussion, the Trustees agreed that Adviser’s services provided to the Fund was satisfactory.

Performance. The Trustees reviewed the Funds’ investment strategies and objectives. They further noted the Fund has outperformed its benchmark index and peer group average for the 1-year period ended July 31, 2022, but had slightly lagged it Morningstar category for that period. The Board also observed that the Fund has performed in-line with its benchmark index since inception. After a discussion, the Trustees determined that the Fund’s was performance was reasonable.

Fees and Expenses. The Trustees noted that Parvin Fund Management received an advisory fee of 1.25% with respect to the Fund. The Trustees considered that the fee was at the high end of the peer group comparisons. In response to questions, the Adviser noted the complexity of the Fund’s strategy, the use of derivatives for hedging purposes and the Fund’s relatively small level of assets. After discussing the complexity of the Fund’s strategy and the resources devoted by the Adviser to executing the strategy, the Trustees agreed that the advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser and noted that the Adviser was not profitable with respect to its management of the Fund. The Trustees concluded excessive profitability was not a relevant concern at this time.

Economies of Scale. The Trustees considered whether Parvin Fund Management would experience economies of scale with respect to the management of the Fund. The Board noted that Parvin Fund Management agreed to evaluate the implementation of breakpoints as the Fund grows. Accordingly, the Trustees concluded that the absence of breakpoints at this time was reasonable.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed reasonably necessary to evaluate the terms of Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable with respect to the Fund and that renewal of the Advisory Agreement was in the best interests of the shareholders of the Fund.

Parvin Hedged Equity Solari World Fund -Sub-Advisory Agreement Renewal

At its meeting held on September 21, 2022, Legal Counsel turned the Trustees attention to the materials for Parvin Asset Management, LLC (“Parvin Asset Management”), the subadviser for the Parvin Hedged Equity Solari World Fund.

Nature, Extent and Quality of Service. The Trustees reviewed the qualifications of the management of Parvin Asset Management (the “Sub-Adviser”).  It was noted that the key personnel for the subadviser also worked for the Fund’s adviser. The Board reviewed the Sub-Adviser’s investment process. In addition to research and analysis services, Counsel reviewed for the Trustees that the Sub-Adviser provides compliance services and broker-selection services, subject to the Fund’s adviser’s oversight. After further discussion, the Trustees agreed that Sub-Adviser has provided satisfactory services to the Fund and should be given the opportunity to continue to serve as sub-adviser to the Fund.

Performance. The Trustees reviewed the Fund’s investment strategies and objectives. They further noted the Fund has outperformed its benchmark index and peer group average for the 1-year period ended July 31, 2022, but had slightly lagged it Morningstar category for that period. The Board also observed that the Fund has performed in-line with its benchmark index since inception. After a discussion, the Trustees determined that the Fund’s was performance was reasonable.

Fees and Expenses. The Trustees noted that the Sub-Adviser is entitled to receive 80% of the advisory fee paid to the adviser by the Fund, once all expense obligations of the Adviser, with respect to each Fund, have been paid. The Trustees agreed that the proposed sub-advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the Sub-Adviser with respect to the Fund. The Trustees acknowledged that the Sub-Adviser was not profitable with respect to the Fund. Accordingly, the Trustees concluded excessive profitability was not a relevant concern at this time.

Economies of Scale. The Trustees considered whether there were any economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After a discussion, the Trustees concluded that a lack of breakpoints was acceptable.

Conclusion. Having requested and received such information from the Sub-Adviser as the Trustees believed reasonably necessary to evaluate the terms of Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable with respect to Fund and that approval of the Sub-Advisory Agreement was in the best interests of the shareholders of the Parvin Fund.

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Annual Report | 23

Parvin Hedged Equity Solari World Fund
(Ticker: PHSWX)

Investment Adviser

Parvin Fund Management, LLC

Investment Sub-Adviser

Parvin Asset Management, LLC

Distributor

Arbor Court Capital, LLC

Transfer and Dividend Disbursing Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank N.A.

Legal Counsel

Thompson Hine LLP

Independent Registered Public Accounting Firm

Sanville & Company

This report is provided for the general information of the shareholders of the Parvin Hedged Equity Solari World Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.  The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

Adviser

FY 2022

$ 13,800

$ 0

FY 2021

$ 12,500

$ 0

(b)

Audit-Related Fees

Registrant

Adviser

FY 2022

$ 0

$ 0

FY 2021

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2022

$ 2,400

$ 0

FY 2021

$ 2,250

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2022

$ 0

$ 0

FY 2021

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2022

$ 2,400

FY 2021

$ 2,250

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)

 A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 7 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j)

A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities.

A registrant must disclose: (1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; (2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; (3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; (4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and (5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSS Series Trust

By /s/ Gregory B. Getts

     Gregory B. Getts

     President

Date:  February 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gregory B. Getts

      Gregory B. Getts

      President

Date:  February 7, 2023

By /s/ Brandon M. Pokersnik

      Brandon M. Pokersnik

      Principal Financial Officer

Date:  February 7, 2023